UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2011

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)
(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2011, the SunPower Corporation (“the Company”) issued the press release announcing its results of operations for the third quarter of fiscal 2011, which was filed on Form 8-K with the Securities and Exchange Commission on November 3, 2011.

On November 3, 2011, the Company held its third-quarter earnings conference call at 1:30 p.m. Pacific Time. The transcript for the call is attached as Exhibit 99.1 hereto. An investor presentation and supplemental financial information were made available on SunPower's website prior to the call, and are attached as Exhibit 99.2 and Exhibit 99.3 hereto, respectively.

The information contained in Item 2.02 and Item 9.01 of this report on Form 8-K and Exhibits 99.1, 99.2 and 99.3 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of earnings call November 3, 2011
99.2	Investor presentation posted on SunPower website November 3, 2011
99.3	Supplemental financial information posted on SunPower website November 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: November 4, 2011	By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of earnings call November 3, 2011
99.2	Investor presentation posted on SunPower website November 3, 2011
99.3	Supplemental financial information posted on SunPower website November 3, 2011